UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2018

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 38th Floor

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 364-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company       ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01              Regulation FD.

An investor presentation providing a business overview of Granite Point Mortgage Trust Inc. is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this Item 7.01 is incorporated by reference).

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	First Quarter 2018 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2018	GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel